FOURTH MODIFICATION AGREEMENT AND ASSUMPTION AGREEMENT


DATE:                                   June 1, 1995

PARTIES:     Original Borrower:         KOHL'S RANCH ASSOCIATES, an Arizona
                                        general partnership

             Transferee:                ILX INCORPORATED, an Arizona
                                        corporation

             Bank:                      BANK ONE, ARIZONA, NA, a national
                                        banking association

RECITALS:
--------

         A. Bank extended to Suburban Developers, Inc., an Arizona corporation ("Suburban"), credit in the original principal sum of $2,500,000.00 (the "Loan"), pursuant to a Loan Agreement dated December 21, 1983 (the "Loan Agreement") and as evidenced by that certain Promissory Note dated December 20, 1983, made by Suburban and payable to the order of Bank (the "Note").

         B. Bank, Borrower and Suburban entered into that certain Extension and Assumption Agreement Without Release (the "Assumption Agreement"), dated as of January 20, 1989, whereby Original Borrower agreed to assume all of Suburban's obligations under the Loan thereafter arising, without releasing Suburban from its obligations thereunder, recorded on January 20, 1989, in the Official Records of Gila County, Arizona in Docket 757, Page 98 through 136. The unpaid principal balance of the Loan as of the date hereof is Nine Hundred Thirty-Two Thousand Two Hundred Fifty and No/100 Dollars ($932,250.00).

         C. The Loan is secured by that certain Deed of Trust, dated December 21, 1983 ("Deed of Trust"), wherein Suburban is trustor and Bank is beneficiary, recorded on December 22, 1983, in the Official Records of Gila County, Arizona in Docket 602, Page 676 through 682. The Bank's security interest is perfected by (i) UCC- 1 Financing Statement dated April 7, 1993 and recorded on August 17, 1993, in the Official Records of Gila County, Arizona at Instrument No. 93-635662, and (ii) UCC-1 Financing Statement dated April 7, 1993 and filed on May 24, 1993, in the Office of the Arizona Secretary of State, File No. 745298 (the "Financing Statements"). The Deed of Trust and the Financing Statements are referred to individually and collectively herein as the "Security Documents."

         D. Bank and Original Borrower have executed and delivered previously the following agreements ("Modifications") modifying the terms of the Loan, the Note, and/or the Security Documents: Revision and Extension Agreement (With Consent and Agreement of Guarantors), dated January 20, 1991, Modification Agreement, dated April 7, 1993, and the Modification Agreement, dated June 8, 1993.

The Loan Agreement, the Note and the Security Documents, are sometimes referred to individually and collectively herein as the "Loan Documents."

         E.  In  connection  herewith,   Original  Borrower  wishes  to  convey,
transfer, and assign all of the real property encumbered by the Deed of Trust to Transferee.

         F. In connection herewith, Transferee is willing to assume all obligations of Original Borrower under the Loan Documents, including, without limitation, the rights and obligations of Original Borrower under the Deed of Trust, together with the debt evidenced by the Note.

         G. Original Borrower and Transferee have requested that Bank modify the Loan and the Loan Documents for purposes of, among other things, evidencing Transferee's assumption of the Loan as provided herein. Bank is willing to so modify the Loan and the Loan Documents and accept Transferee as the principal obligor under the Note and other Loan Documents, provided Transferee's assumption of all obligations of Original Borrower under the Loan Documents shall be subject to the terms and conditions contained herein.

AGREEMENT:
---------

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Original Borrower, Transferee and Bank agree as follows:

1.   ACCURACY OF RECITALS.
     --------------------

Original Borrower and Transferee acknowledge the accuracy of the Recitals.

2.   MODIFICATION OF LOAN DOCUMENTS.
     ------------------------------

         2.1      The Loan Documents are modified as follows:

                  2.1.1 Commencing on July 1, 1995 and on the first day of each successive month thereafter through and including December 1, 1995, principal and interest of the Loan and the Note shall be due and payable in consecutive monthly installments each in the sum of (i) Three Thousand and No/100 Dollars ($3,000.00) of principal and (ii) all accrued and unpaid interest. From and after December 1, 1995, principal and interest of the Loan and the Note shall thereafter become due and payable in consecutive monthly installments of principal and interest based on a thirty-six (36) month amortization schedule as applied against the then outstanding principal balance of the Loan and the Note, commencing on January 1, 1996, and continuing on the first day of each successive month thereafter until the maturity date.

                  2.1.2 The maturity date of the Loan and the Note is hereby changed from May 1, 1995 to December 1, 1998. On the maturity date, Transferee shall pay to Bank the unpaid principal, accrued and unpaid interest, and all other amounts payable by Transferee under the Loan Documents as modified herein.

                  2.1.3 Notwithstanding anything in the Loan Documents to the contrary, from and after the date of recordation of that certain Memorandum of Fourth Modification Agreement and Assumption Agreement of even date herewith, interest shall accrue on the unpaid principal of the Loan and the NoTe at the rate per annum equal to the sum of (i) one and one-quarter percent (1.25%) per annum, and (ii) the rate per annum most recently publicly announced by Bank, or its successors, in Phoenix, Arizona, as its "prime rate," as in effect from time to time. The rate per annum will change on each day that such "prime rate" changes.

                  2.1.4 Transferee agrees to provide Bank with the following financial information during the term of the Loan:

                  (a) As soon as  available,  but in no event  later than thirty
         (30) days after the end of each calendar month, an operating statement relating to operation of the Kohl's Ranch Lodge property and its timeshare project prepared by Transferee; and

                  (b) As soon as  available,  but in no event  later  than sixty
         (60) days after the end of each of the first three (3) calendar quarters of each calendar year, financial statements relating to Transferee, as prepared by Transferee. As soon as available, but in no event later than one hundred twenty (120) days following December 31 of each calendar year, financial statements relating to Transferee and audited by a certified public accountant shall be provided to Bank.

                  2.1.5 Unless Bank otherwise consents in writing, the property encumbered by the Deed of Trust or any part thereof shall not be released until all indebtedness and obligations of Transferee under the Loan Documents have been paid and performed in full.

                  2.1.6 Notwithstanding Section 2.1.5 above, to the extent that the Transferee intends to sell Timeshare Intervals (as defined herein) in the property otherwise encumbered by the Deed of Trust, then at the written request of Transferee, Bank shall provide partial releases ("Releases") from the Deed of Trust with respect to a sale of the Timeshare Interval(s) (as defined herein) in a form to be approved by Bank, in Bank's sole and absolute discretion, following review and approval of the Timeshare Documents (as defined herein). Following Bank's approval of the Timeshare Documents, then at the written request of Transferee, Bank shall provide Releases, provided that each of the following conditions precedent have in each instance been fully satisfied:

                  (a) No event of default under the Loan Documents, or event that with the giving of notice of the lapse of time (or both) would constitute an event of default under the Loan Documents, shall have occurred and be continuing;

                  (b) Not more than once each week on or before the first business day of such week, Transferee shall submit to Bank a written request setting forth the number of Timeshare Intervals for which Releases are being requested. Bank shall have five (5) business days after the receipt of each such request and the payment of the required Release Price (as defined herein), in immediately available funds, for application to principal owing under the Note in the order of maturity by Transferee, to send to Transferee a Release of the number of Timeshare Intervals requested by Transferee (Bank shall have no obligation of performance or payment with respect to the recording of such Releases);

                  (c) Each written request for Releases pursuant to this subsection 2.1.6 shall constitute a reaffirmation by Transferee of the representations and warranties set forth herein and a representation and warranty by Transferee that no event of default under the Loan Documents or event which with notice or lapse of time or both would become an event of default has occurred and is continuing. Each written request for Releases shall further be accompanied by a check in favor of Bank in the amount required in Subsection 2.1.6(b), and such written requests shall contain the following:

                           (i) a statement of the dollar  amount being  provided
                  to Bank for the subject Release(s),

                           (ii) a statement of the dollar amount being  retained
                  by Transferee for

                                    (a)  its  internal  management  fees,  which
                           shall in no event exceed Two Hundred Fifty and No/100 Dollars ($250.00) for each Release ("Management Fee"), as limited by the terms of the Management Fee Cap (as defined below), and

                                    (b) a  statement  of the  dollar  amount  of
                           Transferee's payment to First American Title Insurance Company, which will be subsequently applied to existing carry back financing in favor of Original Borrower and the corresponding releases required under the Original Borrower's junior deed of trust, which release amount shall in no event exceed Three Hundred and No/100 Dollars ($300.00) for each Release (the "Other Lender Payments"), and

                                    (iii)  a  statement  of  the  current  total
                           amount (inclusive of the amounts to be received under the subject release(s) being requested) of Transferee's internal management fees that have been retained from all such Releases in the subject calendar year;

                  (d) The Timeshare Interval(s) in question shall constitute a legally recognizable interest in real property, and the Release of such Timeshare Interval(s) will not violate any requirement oil any document of record covering the property encumbered by the Deed of Trust or any applicable law relating to the management, use and ownership of timeshare interests or memberships; and

                  (e) All approvals from any governmental authority necessary to sell the subject Timeshare interval(s), including, without limitation, the Arizona Department of Real Estate, shall have been obtained and be in full force and effect and evidence of such approval shall have been submitted in advance to Bank.

                  2.1.7 For all purposes under the Loan Documents, the term "Release Price" shall mean Seven Hundred Fifty and No/100 Dollars ($750.00), provided that Transferee has not reached its annual management fee cap of One Hundred Fifty Thousand and No/100 ($150,000.00) (the "Management Fee Cap").

                  (a) In any calendar year prior to collection of the Management Fee Cap for such year, all cash proceeds from the Timeshare Interval sale giving rise to a Release shall be distributed in the following priority: (i) Seven Hundred Fifty and No/100 Dollars to Bank, (ii) Three Hundred and No/100 Dollars for Other Lender Fees, and (iii) all remaining proceeds to Transferee.

                  (b) In any calendar year, if Transferee reaches its Management
         Fee Cap from approved Releases, all cash proceeds from a non-financed cash Timeshare Interval sale giving rise to each subsequent Release in that calendar year shall be paid directly to Bank as its required Release Price, except for (i) Other Lender Payments, and (ii) reasonable marketing and sales expenses not to exceed fifty percent (50%) of all cash proceeds.

                  (c) In any calendar year, if Transferee has reached its Management Fee Cap from approved Releases, all cash proceeds from each subsequent financed Timeshare Interval sale giving rise to each subsequent Release in that calendar year shall be distributed in the following priority: (i) Seven Hundred Fifty and No/100 Dollars to Bank, at which point Transferee shall be supplied with the Bank's executed Release document,

         (ii) Three Hundred and No/100 Dollars for Other Lender Payments, (iii) reasonable marketing and sales expenses not to exceed fifty percent (50%) of all cash proceeds, and (iv) all remaining proceeds to Bank, which shall be paid to the Bank on a regularly scheduled payment date under the Loan, not to exceed 45 days following receipt by Transferee.

                  (d) The term "Timeshare Interval" shall mean a timeshare share membership in the Kohl's Ranch Lodge or the property otherwise secured by the Deed of Trust, subject to the rights, privileges, and obligations to be set forth in the Timeshare Documents (as defined herein).

                  2.1.8 Each reference in the Loan Documents to the Collateral, the Security Documents or related documents or instruments securing the indebtedness evidenced by the Note shall hereafter be a reference to such documents or instruments as modified herein.

                  2.1.9 On or before the maturity date of the Loan (or sooner if required by law or Bank policy or Bank regulators), Bank reserves the right, in its sole and absolute discretion, to request an updated appraisal of the property secured by the Deed of Trust at Transferee's sole cost and expense.

                  2.1.10 Notwithstanding Section 2.1.5 above, and subject to Bank's prior written approval as to form and substance, which approval will not unreasonably withheld, as part of its overall financing program, Transferee may place junior liens on the Trust Property with its hypothecation Lenders as beneficiaries, which lenders hypothecate Transferee's purchase money promissory notes for Timeshare Intervals at the Property.

         2.2 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

3.   RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.
     ---------------------------------------------

The Loan Documents are ratified and affirmed by Transferee and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Transferee in the Loan Documents.

4.   ASSUMPTION.
     ----------

         4.1 Transferee is willing to and does hereby assume the obligation for payment of the indebtedness evidenced by the Note, and for the performance of all covenants, agreements and obligations of Original Borrower under the Deed of Trust and the Loan Documents, such assumption having been agreed to by and between Original Borrower and Transferee.

         4.2 Original Borrower shall and does hereby assign to Transferee, its successors and assigns, all of its right, title, and interest in and to any reserve or impound account which may have been established with Bank for the payment of taxes, assessments, insurance, rents, or other charges, and Bank is hereby released from any further responsibility to Original Borrower in connection with such account.

         4.3 Transferee hereby covenants, promises, and agrees (a) to pay such Note at the times, in the manner, and in all other respects as therein provided or as it may be modified in writing between the obligor and holder; (b) to perform each and all covenants, agreements, and obligations of Original Borrower in the Deed of Trust, as the trustor therein, and the Loan Documents, all at the time, in the manner, and in all other respects as provided in said documents; and (c) to be bound by each and every term and provision in the Note, the Deed of Trust, the other Loan Documents, and such other documents and instruments executed by either Original Borrower and/or Transferee in connection with the Loan obligations as though all such documents and instruments had originally been made, executed and delivered by Transferee.

         4.4 Except in instances where Bank has expressly identified specific property to be released and executed a written instrument for purposes of releasing such property, all of the property described in the Deed of Trust and the other Security Documents securing the Note shall remain in all respects subject to the lien, charge, and encumbrance thereof as valid first liens against the property described therein. Nothing done pursuant hereto shall or be construed to affect the lien, charge, or encumbrance of such Security Documents or the priority thereof over other liens, charges, or encumbrances. Nothing herein contained shall affect any Security Document or instrument held by Bank as security for or evidence of the aforesaid indebtedness, except as specifically provided herein.

         4.5 Notices to Trustor as required under the Deed of Trust shall be given to Transferee at the following address:

                  Address:          2777 East Camelback Road
                                    Phoenix, Arizona  85016
                                    Attention:  Mr. George C. Wallach

5.   ORIGINAL BORROWER COVENANTS.
     ---------------------------

Original Borrower covenants to Bank:

         5.1 Original Borrower shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

         5.2 Original Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Original Borrower, whether now known or unknown to Original Borrower, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents, and (ii) arising from events occurring prior to the date of this Agreement.

         5.3 Contemporaneously with the execution and delivery of this Agreement and the closing of this loan modification and assumption transaction, Original Borrower has paid to Bank all accrued and unpaid interest under the Note and all amounts, other than future interest and the principal amount of Nine Hundred Thirty-Two Thousand Two Hundred Fifty and No/100 Dollars ($932,250.00), due and payable by Original Borrower under the Loan Documents as of the date of close of escrow.

         5.4 Contemporaneously with the execution and delivery of this Agreement, all existing management agreements and any existing leases or tenancies involving Original Borrower and any related or affiliated entity of Original Borrower relating to the property (other than that certain Sublease and License Agreement assigned to Transferee (as amended)) shall immediately terminate and be of no force or effect.

6.   TRANSFEREE COVENANTS.
     --------------------

         6.1 Transferee shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

         6.2 Transferee fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Transferee, whether now known or unknown to Transferee, in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents that arise from events occurring prior to the date of this Agreement.

         6.3 Contemporaneously with the execution and delivery of this Agreement, Transferee has paid to Bank:

                  6.3.1 All the internal and external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, outside attorneys, processing (not to exceed Five Hundred and No/100 Dollars ($500.00)), title, tax service contract, filing, and recording costs, expenses, and fees).

         6.4 Contemporaneously with the execution and delivery of this Agreement, Transferee has caused to be delivered to Bank, at Transferee's sole cost and expense, a title endorsement to the existing ALTA extended coverage lender's policy insuring Bank that the Deed of Trust is in first-position, in form and substance acceptable to Bank, issued by First American Title Insurance Company ("First American").

         6.5 To the extent that the Transferee intends to sell Timeshare Intervals in the real property otherwise encumbered by the Deed of Trust, Transferee shall obtain Bank's prior written approval, which will not be unreasonably withheld or delayed, of (i) all timeshare related documents, including without limitation, any transfer agreements, membership plans, and related agreements governing the use, transfer and restrictions on timeshare memberships, and (ii) all of the rules, regulations, bylaws and other related agreements governing the operation, use, and ownership of a timeshare facility (collectively, the "Timeshare Documents").

         6.6 To the extent Transferee begins selling Timeshare Intervals in accordance with the Loan Documents as modified herein, Transferee shall cause First American to provide monthly, written statements to Bank evidencing (i) the amount of principal reduction achieved from Other Lender Payments being applied to the existing carry back indebtedness with the Original Borrower, and (ii) the then existing, outstanding principal balance under the promissory note in favor of the Original Borrower evidencing such carry back financing.

         6.7 Transferee acknowledges that it anticipates purchasing all of the stock of Kohl's Ranch Water Company. Upon completing such acquisition, Transferee agrees to pledge all of the stock of the water company to Bank as additional security for the Loan.

7.   EXECUTION AND DELIVERY OF AGREEMENT BY BANK.
     -------------------------------------------

         7.1      Bank shall not be bound by this Agreement until

         (i)      Bank has executed and delivered this Agreement;

         (ii) Original Borrower has performed all of the obligations of Original Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement;

         (iii) Transferee has performed all of the obligations of Transferee under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, including, without limitation, the payment to Bank, in immediately available funds, of a fully earned and non-refundable assumption fee of Thirteen Thousand Nine Hundred Eighty-Three and 75/100 Dollars ($13,983.75), together with any other closing costs or fees incurred by Bank, the delivery of all formation documents for Transferee, a good standing certificate issued by the Arizona Corporation Commission, and a current balance sheet of Transferee.

         (iv) Transferee and any guarantors have executed and delivered to Bank an environmental questionnaire, and an environmental certification and indemnity agreement.

         7.2 Contemporaneously with the execution and delivery of this Agreement, except for liabilities (if any) relating to the overall environmental condition of the real property encumbered by the Deed of Trust, Bank will release the guaranties of Thomas L. Griffith and Diane M. Griffith and all obligations of Original Borrower.

         7.3 To the best of Bank's knowledge, there are no existing defaults by Original Borrower under the Loan Documents.

8.   ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.
     -----------------------------------------------------------

The Loan Documents as modified herein contain the entire understanding and agreement of Original Borrower, Transferee and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, and understandings. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by Bank, Transferee and Original Borrower.

9.   BINDING EFFECT.
     --------------

The Loan Documents as modified herein shall be binding upon, and inure to the benefit of, Original Borrower, Transferee and Bank and their respective successors and assigns.

10.  CHOICE OF LAW.
     -------------

This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

11.  COUNTERPART EXECUTION.
     ---------------------

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

12.  ARBITRATION.
     -----------

         12.1 Binding Arbitration. Bank, Transferee and Guarantors hereby agree that all controversies and claims arising directly or indirectly out of this Agreement and the Loan Documents, shall at the written request of any party be arbitrated pursuant to the applicable rules of the American Arbitration Association. The arbitration shall occur in the State of Arizona. Judgment upon any award rendered by the arbitrator(s) may be entered in any court having jurisdiction. The Federal Arbitration Act shall apply to the construction and interpretation of this arbitration agreement.

         12.2 Arbitration Panel. A single arbitrator shall have the power to render a maximum award of one hundred thousand dollars. When any party files a claim in excess of this amount, the arbitration decision shall be made by the majority vote of three arbitrators. No arbitrator shall have the power to restrain any act of any party.

         12.3 Provisional Remedies; Self Help; and Foreclosure.  No provision of
Section 12.1 shall limit the right of any party to exercise self help remedies, to foreclose against any real or personal property collateral, or to obtain any provisional or ancillary remedies (including but not limited to injunctive relief or the appointment of a receiver) from a court of competent jurisdiction. At Bank's option, it may enforce its right under a mortgage by judicial foreclosure, and under a deed of trust either by exercise of power of sale or by judicial foreclosure. The institution and maintenance of any remedy permitted above shall not constitute a waiver of the rights to submit any controversy or claim to arbitration. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding.

DATED as of the date first above stated.

                                       "ORIGINAL BORROWER"

                                       KOHL'S RANCH ASSOCIATES, an Arizona
                                       general partnership


                                       By: /s/Thomas L. Griffith
                                          ---------------------------------
                                       Thomas L. Griffith
                                       General Partner


                                       By: /s/ Diane M. Griffith
                                          ---------------------------------
                                       Diane M. Griffith
                                       General Partner


                                       "TRANSFEREE"





                                       ILX INCORPORATED,
                                       an Arizona corporation


                                       By: /s/Joseph P. Martori
                                          ---------------------------------

                                       Name:   Joseph P. Martori
                                       Title:  Chairman

                                       "BANK"

                                       BANK ONE, ARIZONA, NA, a national
                                       banking association

                                       By: /s/Gail Grace
                                          ----------------------------------
                                       Name:   Gail Grace
                                       Title:  Vice President

State of ARIZONA                    )
                                    ) ss.
County of Gila                      )


         The above instrument was acknowledged before me this 1st day of June, 1995, by Thomas L. Griffith, the General Partner, of KOHL'S RANCH ASSOCIATES, an Arizona general partnership, on behalf of the corporation.

                                       /s/ Brenda Williams
                                       ____________________________________
                                       Notary Public



My commission expires:

October 15, 1998

State of ARIZONA                    )
                                    ) ss.
County of Gila                      )


         The above instrument was acknowledged before me this 1st day of June, 1995, by Diane M. Griffith, the General Partner, of KOHL'S RANCH ASSOCIATES, an Arizona general partnership, on behalf of the corporation.

                                        /s/ Brenda Williams
                                        ____________________________________
                                        Notary Public


My commission expires:

October 15, 1998



State of ARIZONA                    )
                                    ) ss.
County of Maricopa                  )


         The above instrument was acknowledged before me this 1st day of June, 1995, by Joseph P. Martori, the Chairman of ILX INCORPORATED, an Arizona corporation, on behalf of the corporation.

                                         /s/ Michelle C. Lemiux
                                         ___________________________________
                                         Notary Public


My commission expires:

April 11, 1997


State of ARIZONA                    )
                                    ) ss.
County of Maricopa                  )


         The above instrument was acknowledged before me this 1st day of June, 1995, by Gail Grace, the Vice President of BANK ONE, ARIZONA, NA, a national banking association, on behalf of the corporation.

                                         /s/Colleen A. Pleininger
                                         ___________________________________
                                         Notary Public


My commission expires:

February 19, 1997